U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 8, 2002
                                -----------------

                              INFODATA SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     0-10416
                            (Commission File Number)

              Virginia                                   16-0954695
      (State or other jurisdiction          (I.R.S. Employer Identification No.)
          of incorporation)


      12150 Monument Drive, Fairfax, Virginia                      22033
       (Address of Principal Executive Office)                  (Zip Code)


                                 (703) 934-5205
                           (Issuer's Telephone Number)

Item 5.  Other Events.
         -------------

     Attached as an exhibit is a letter, dated April 8, 2002, being sent by Infodata Systems Inc. to its shareholders.


Item 7(c).    Exhibits.
              --------

              The following exhibit is filed herewith:

              99.1 Letter from the Registrant to its shareholders, dated April 8, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INFODATA SYSTEMS INC.


                                       /s/ Curtis D. Carlson
                                       -----------------------------------------
Date:  April 8, 2002                   Curtis D. Carlson
                                       Secretary